UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2010

CHINA ALUMINUM FOIL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53890	27-1805188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building No. 35, No. 1 Cui Zhu, High-Tech Development Area Zhengzhou City, Henan Province China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 371-67539696

AJ Acquisition Corp. V, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 1, 2010, we changed our name from “AJ Acquisition Corp. V, Inc.” to “China Aluminum Foil, Inc.”, by way of a merger with our wholly owned subsidiary China Aluminum Foil, Inc., which was formed solely for the change of name.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ALUMINUM FOIL, INC.
/s/ Congfu Li
Congfu Li
President and Director

Date:	November 3, 2010